Centex 2005-C

Assumptions
Prepay Speed	100 PPC means the Pricing Speed
Severity	40%
Default Curves	Proprietary ODR Curve
Recovery Delay	12 months
Trigger	Fail
Run to
Defaults are in addition to prepayments
"Break" means all principal is not recieved. If a bond is written down and later written back up, it is not considered to "break"

Class M-1
	50 PPC			100 PPC			150 PPC			200 PPC			50 Fix PPC / 100 Arm PPC
LIBOR	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL
Static	1068	25.03	5.52	1965	21.23	3.63	3667	20.09	2.93	9343	19.43	2.38
Fwd	1021	24.74	5.65	1904	21.06	3.66	3583	19.98	2.94	9301	19.37	2.38	1655	21.46	4.13
Fwd + 200	897	23.87	6.07	1559	19.94	3.88	2971	18.66	3.04	5859	18.09	2.54
Fwd + 400	738	21.90	8.34	1185	18.34	4.24	2465	17.43	3.15	4650	17.12	2.64
3.1837% -> 6% over 24mos	934	24.15	5.93	1751	20.59	3.75	3436	19.64	2.96	8851	19.22	2.40

Class M-2
	50 PPC			100 PPC			150 PPC			200 PPC			50 Fix PPC / 100 Arm PPC
LIBOR	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL
Static	816	22.97	7.55	1204	18.42	4.29	2248	16.88	3.25	3813	16.34	2.75
Fwd	789	22.62	8.22	1161	18.21	4.35	2200	16.76	3.26	3729	16.26	2.76	1037	18.76	5.27
Fwd + 200	724	21.64	9.83	959	17.04	4.67	1788	15.38	3.40	3083	14.74	2.84
Fwd + 400	662	19.86	15.09	732	15.35	5.16	1432	14.10	3.55	2827	13.73	2.86
3.1837% -> 6% over 24mos	741	21.94	9.28	1068	17.71	4.49	2109	16.39	3.28	3485	16.03	2.80

Class M-7
	50 PPC			100 PPC			150 PPC			200 PPC			50 Fix PPC / 100 Arm PPC
LIBOR	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL
Static	586	17.58	21.37	398	11.15	8.85	461	8.51	5.08	1232	7.17	3.49
Fwd	572	17.16	21.87	380	10.82	9.14	441	8.31	5.14	1214	7.09	3.50	445	11.98	19.30
Fwd + 200	542	16.26	22.71	313	9.39	10.19	307	6.78	5.65	848	5.41	3.74
Fwd + 400	483	14.49	23.81	245	7.35	12.57	212	5.28	6.57	688	4.62	3.89
3.1837% -> 6% over 24mos	550	16.50	22.54	345	10.13	9.51	398	7.87	5.27	1169	6.89	3.52

Class B-1
	50 PPC			100 PPC			150 PPC			200 PPC			50 Fix PPC / 100 Arm PPC
LIBOR	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL
Static	551	16.53	21.59	327	9.73	9.80	326	7.02	5.50	861	5.47	3.69
Fwd	537	16.11	21.98	314	9.42	10.02	310	6.82	5.57	844	5.39	3.70	371	10.65	19.45
Fwd + 200	509	15.27	22.84	268	8.04	11.66	209	5.23	6.47	517	3.72	4.00
Fwd + 400	450	13.50	23.77	197	5.91	13.20	130	3.68	7.35	388	2.98	4.18
3.1837% -> 6% over 24mos	516	15.48	22.65	293	8.79	10.75	277	6.36	5.74	809	5.22	3.72

Class B-2
	50 PPC			100 PPC			150 PPC			200 PPC			50 Fix PPC / 100 Arm PPC
LIBOR	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL	% ODR Curve	Cum Loss (%)	WAL
Static	511	15.33	21.92	269	8.07	11.43	222	5.46	6.30	515	3.71	3.98
Fwd	499	14.97	22.33	259	7.77	11.66	211	5.26	6.40	505	3.65	3.99	301	9.03	19.66
Fwd + 200	470	14.10	22.99	221	6.63	12.54	132	3.73	7.22	235	2.01	4.44
Fwd + 400	413	12.39	23.89	147	4.41	13.62	71	2.13	8.14	139	1.30	4.75
3.1837% -> 6% over 24mos	477	14.31	22.84	246	7.38	11.90	188	4.85	4.85	484	3.54	4.01

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Period	ODR	*100% of this ODR curve = 7.5% Cum Defaults
1	0.0000%
2	0.0000%
3	0.0000%
4	0.0000%
5	0.0000%
6	0.0000%
7	0.0000%
8	0.0000%
9	0.0000%
10	0.0000%
11	0.0000%
12	0.0000%
13	0.1250%
14	0.1250%
15	0.1250%
16	0.1250%
17	0.1250%
18	0.1250%
19	0.1250%
20	0.1250%
21	0.1250%
22	0.1250%
23	0.1250%
24	0.1250%
25	0.1563%
26	0.1563%
27	0.1563%
28	0.1563%
29	0.1563%
30	0.1563%
31	0.1563%
32	0.1563%
33	0.1563%
34	0.1563%
35	0.1563%
36	0.1563%
37	0.1250%
38	0.1250%
39	0.1250%
40	0.1250%
41	0.1250%
42	0.1250%
43	0.1250%
44	0.1250%
45	0.1250%
46	0.1250%
47	0.1250%
48	0.1250%
49	0.1250%
50	0.1250%
51	0.1250%
52	0.1250%
53	0.1250%
54	0.1250%
55	0.1250%
56	0.1250%
57	0.1250%
58	0.1250%
59	0.1250%
60	0.1250%
61	0.0625%
62	0.0625%
63	0.0625%
64	0.0625%
65	0.0625%
66	0.0625%
67	0.0625%
68	0.0625%
69	0.0625%
70	0.0625%
71	0.0625%
72	0.0625%
73	0.0313%
74	0.0313%
75	0.0313%
76	0.0313%
77	0.0313%
78	0.0313%
79	0.0313%
80	0.0313%
81	0.0313%
82	0.0313%
83	0.0313%
84	0.0313%
85	0.0000%

Centex 2005-C
Class AF-5

Period	Payment Date	Balance	Principal	Period	Payment Date	Balance	Principal
1	7/25/2005	37,441,000.00	0.00	47	5/25/2009	37,441,000.00	0.00
2	8/25/2005	37,441,000.00	0.00	48	6/25/2009	37,441,000.00	0.00
3	9/25/2005	37,441,000.00	0.00	49	7/25/2009	37,441,000.00	0.00
4	10/25/2005	37,441,000.00	0.00	50	8/25/2009	37,441,000.00	0.00
5	11/25/2005	37,441,000.00	0.00	51	9/25/2009	37,441,000.00	0.00
6	12/25/2005	37,441,000.00	0.00	52	10/25/2009	37,441,000.00	0.00
7	1/25/2006	37,441,000.00	0.00	53	11/25/2009	37,441,000.00	0.00
8	2/25/2006	37,441,000.00	0.00	54	12/25/2009	37,441,000.00	0.00
9	3/25/2006	37,441,000.00	0.00	55	1/25/2010	37,441,000.00	0.00
10	4/25/2006	37,441,000.00	0.00	56	2/25/2010	37,441,000.00	0.00
11	5/25/2006	37,441,000.00	0.00	57	3/25/2010	37,441,000.00	0.00
12	6/25/2006	37,441,000.00	0.00	58	4/25/2010	37,441,000.00	0.00
13	7/25/2006	37,441,000.00	0.00	59	5/25/2010	37,441,000.00	0.00
14	8/25/2006	37,441,000.00	0.00	60	6/25/2010	37,441,000.00	0.00
15	9/25/2006	37,441,000.00	0.00	61	7/25/2010	37,441,000.00	0.00
16	10/25/2006	37,441,000.00	0.00	62	8/25/2010	37,441,000.00	0.00
17	11/25/2006	37,441,000.00	0.00	63	9/25/2010	37,441,000.00	0.00
18	12/25/2006	37,441,000.00	0.00	64	10/25/2010	37,441,000.00	0.00
19	1/25/2007	37,441,000.00	0.00	65	11/25/2010	37,441,000.00	0.00
20	2/25/2007	37,441,000.00	0.00	66	12/25/2010	37,441,000.00	23,046.38
21	3/25/2007	37,441,000.00	0.00	67	1/25/2011	37,417,953.62	1,729,222.29
22	4/25/2007	37,441,000.00	0.00	68	2/25/2011	35,688,731.33	1,676,431.45
23	5/25/2007	37,441,000.00	0.00	69	3/25/2011	34,012,299.88	1,625,141.94
24	6/25/2007	37,441,000.00	0.00	70	4/25/2011	32,387,157.94	1,575,307.35
25	7/25/2007	37,441,000.00	0.00	71	5/25/2011	30,811,850.59	1,526,882.36
26	8/25/2007	37,441,000.00	0.00	72	6/25/2011	29,284,968.23	911,121.71
27	9/25/2007	37,441,000.00	0.00	73	7/25/2011	28,373,846.52	667,539.84
28	10/25/2007	37,441,000.00	0.00	74	8/25/2011	27,706,306.68	652,345.64
29	11/25/2007	37,441,000.00	0.00	75	9/25/2011	27,053,961.04	637,490.53
30	12/25/2007	37,441,000.00	0.00	76	10/25/2011	26,416,470.51	622,967.04
31	1/25/2008	37,441,000.00	0.00	77	11/25/2011	25,793,503.47	608,767.85
32	2/25/2008	37,441,000.00	0.00	78	12/25/2011	25,184,735.62	594,885.82
33	3/25/2008	37,441,000.00	0.00	79	1/25/2012	24,589,849.81	581,313.94
34	4/25/2008	37,441,000.00	0.00	80	2/25/2012	24,008,535.87	568,045.38
35	5/25/2008	37,441,000.00	0.00	81	3/25/2012	23,440,490.49	23,440,490.49
36	6/25/2008	37,441,000.00	0.00
37	7/25/2008	37,441,000.00	0.00
38	8/25/2008	37,441,000.00	0.00
39	9/25/2008	37,441,000.00	0.00
40	10/25/2008	37,441,000.00	0.00
41	11/25/2008	37,441,000.00	0.00
42	12/25/2008	37,441,000.00	0.00
43	1/25/2009	37,441,000.00	0.00
44	2/25/2009	37,441,000.00	0.00
45	3/25/2009	37,441,000.00	0.00
46	4/25/2009	37,441,000.00	0.00

Run at Pricing Speed to Call

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2005-C
Class AF-6

Period	Payment Date	Balance	Principal	Period	Payment Date	Balance	Principal
1	7/25/2005	19,843,000.00	0.00	47	5/25/2009	19,843,000.00	0.00
2	8/25/2005	19,843,000.00	0.00	48	6/25/2009	19,843,000.00	0.00
3	9/25/2005	19,843,000.00	0.00	49	7/25/2009	19,843,000.00	0.00
4	10/25/2005	19,843,000.00	0.00	50	8/25/2009	19,843,000.00	0.00
5	11/25/2005	19,843,000.00	0.00	51	9/25/2009	19,843,000.00	0.00
6	12/25/2005	19,843,000.00	0.00	52	10/25/2009	19,843,000.00	0.00
7	1/25/2006	19,843,000.00	0.00	53	11/25/2009	19,843,000.00	64,804.16
8	2/25/2006	19,843,000.00	0.00	54	12/25/2009	19,778,195.84	327,071.60
9	3/25/2006	19,843,000.00	0.00	55	1/25/2010	19,451,124.25	325,781.41
10	4/25/2006	19,843,000.00	0.00	56	2/25/2010	19,125,342.84	323,362.05
11	5/25/2006	19,843,000.00	0.00	57	3/25/2010	18,801,980.79	321,027.89
12	6/25/2006	19,843,000.00	0.00	58	4/25/2010	18,480,952.91	318,758.09
13	7/25/2006	19,843,000.00	0.00	59	5/25/2010	18,162,194.82	316,642.32
14	8/25/2006	19,843,000.00	0.00	60	6/25/2010	17,845,552.50	314,574.56
15	9/25/2006	19,843,000.00	0.00	61	7/25/2010	17,530,977.94	555,733.15
16	10/25/2006	19,843,000.00	0.00	62	8/25/2010	16,975,244.80	544,592.60
17	11/25/2006	19,843,000.00	0.00	63	9/25/2010	16,430,652.19	533,732.36
18	12/25/2006	19,843,000.00	0.00	64	10/25/2010	15,896,919.83	523,147.51
19	1/25/2007	19,843,000.00	0.00	65	11/25/2010	15,373,772.32	512,833.37
20	2/25/2007	19,843,000.00	0.00	66	12/25/2010	14,860,938.95	502,785.48
21	3/25/2007	19,843,000.00	0.00	67	1/25/2011	14,358,153.47	492,999.66
22	4/25/2007	19,843,000.00	0.00	68	2/25/2011	13,865,153.81	483,471.97
23	5/25/2007	19,843,000.00	0.00	69	3/25/2011	13,381,681.84	474,198.76
24	6/25/2007	19,843,000.00	0.00	70	4/25/2011	12,907,483.08	465,176.67
25	7/25/2007	19,843,000.00	0.00	71	5/25/2011	12,442,306.41	456,402.65
26	8/25/2007	19,843,000.00	0.00	72	6/25/2011	11,985,903.76	275,754.45
27	9/25/2007	19,843,000.00	0.00	73	7/25/2011	11,710,149.30	275,499.88
28	10/25/2007	19,843,000.00	0.00	74	8/25/2011	11,434,649.43	269,229.09
29	11/25/2007	19,843,000.00	0.00	75	9/25/2011	11,165,420.34	263,098.25
30	12/25/2007	19,843,000.00	0.00	76	10/25/2011	10,902,322.09	257,104.27
31	1/25/2008	19,843,000.00	0.00	77	11/25/2011	10,645,217.83	251,244.13
32	2/25/2008	19,843,000.00	0.00	78	12/25/2011	10,393,973.70	245,514.89
33	3/25/2008	19,843,000.00	0.00	79	1/25/2012	10,148,458.81	239,913.65
34	4/25/2008	19,843,000.00	0.00	80	2/25/2012	9,908,545.16	234,437.59
35	5/25/2008	19,843,000.00	0.00	81	3/25/2012	9,674,107.57	9,674,107.57
36	6/25/2008	19,843,000.00	0.00
37	7/25/2008	19,843,000.00	0.00
38	8/25/2008	19,843,000.00	0.00
39	9/25/2008	19,843,000.00	0.00
40	10/25/2008	19,843,000.00	0.00
41	11/25/2008	19,843,000.00	0.00
42	12/25/2008	19,843,000.00	0.00
43	1/25/2009	19,843,000.00	0.00
44	2/25/2009	19,843,000.00	0.00
45	3/25/2009	19,843,000.00	0.00
46	4/25/2009	19,843,000.00	0.00

Run at Pricing Speed to Call

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no represent  ation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2005-C

Assumptions
Recovery Delay	12 months
Trigger	Fail
Run to	Maturity
Defaults are in addition to prepayments
"Break" means first dollar of write down. If a bond is written down and later written back up, it is still considered to "break"

Class M4
	Fwd Libor				Fwd Libor + 200 bp
	45% Severity		55% Severity		45% Severity		55% Severity
	65% PPC	100% PPC	65% PPC	100% PPC	65% PPC	100% PPC	65% PPC	100% PPC
SDA Break (%)	4,005	4,866	3,124	3,758	3,126	3,680	2,490	2,895
Cum Loss (%)	19.86	16.63	20.70	17.07	16.96	13.77	17.66	14.10
WAL (years)	13.07	8.69	14.13	9.77	14.25	9.91	14.90	10.73

Class M5
	Fwd Libor				Fwd Libor + 200 bp
	45% Severity		55% Severity		45% Severity		55% Severity
	65% PPC	100% PPC	65% PPC	100% PPC	65% PPC	100% PPC	65% PPC	100% PPC
SDA Break (%)	3,575	4,248	2,817	3,316	2,772	3,149	2,225	2,501
Cum Loss (%)	18.50	15.20	19.27	15.60	15.61	12.29	16.25	12.59
WAL (years)	14.00	9.65	14.78	10.60	14.96	10.84	15.41	11.53

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2005-C
Class AF-5

Period	Payment Date	Balance	Principal	Period	Payment Date	Balance	Principal
1	7/25/2005	37,441,000.00	0.00	47	5/25/2009	37,441,000.00	0.00
2	8/25/2005	37,441,000.00	0.00	48	6/25/2009	37,441,000.00	0.00
3	9/25/2005	37,441,000.00	0.00	49	7/25/2009	37,441,000.00	0.00
4	10/25/2005	37,441,000.00	0.00	50	8/25/2009	37,441,000.00	0.00
5	11/25/2005	37,441,000.00	0.00	51	9/25/2009	37,441,000.00	0.00
6	12/25/2005	37,441,000.00	0.00	52	10/25/2009	37,441,000.00	0.00
7	1/25/2006	37,441,000.00	0.00	53	11/25/2009	37,441,000.00	0.00
8	2/25/2006	37,441,000.00	0.00	54	12/25/2009	37,441,000.00	0.00
9	3/25/2006	37,441,000.00	0.00	55	1/25/2010	37,441,000.00	0.00
10	4/25/2006	37,441,000.00	0.00	56	2/25/2010	37,441,000.00	0.00
11	5/25/2006	37,441,000.00	0.00	57	3/25/2010	37,441,000.00	0.00
12	6/25/2006	37,441,000.00	0.00	58	4/25/2010	37,441,000.00	0.00
13	7/25/2006	37,441,000.00	0.00	59	5/25/2010	37,441,000.00	0.00
14	8/25/2006	37,441,000.00	0.00	60	6/25/2010	37,441,000.00	0.00
15	9/25/2006	37,441,000.00	0.00	61	7/25/2010	37,441,000.00	0.00
16	10/25/2006	37,441,000.00	0.00	62	8/25/2010	37,441,000.00	0.00
17	11/25/2006	37,441,000.00	0.00	63	9/25/2010	37,441,000.00	0.00
18	12/25/2006	37,441,000.00	0.00	64	10/25/2010	37,441,000.00	0.00
19	1/25/2007	37,441,000.00	0.00	65	11/25/2010	37,441,000.00	0.00
20	2/25/2007	37,441,000.00	0.00	66	12/25/2010	37,441,000.00	23,046.38
21	3/25/2007	37,441,000.00	0.00	67	1/25/2011	37,417,953.62	1,729,222.29
22	4/25/2007	37,441,000.00	0.00	68	2/25/2011	35,688,731.33	1,676,431.45
23	5/25/2007	37,441,000.00	0.00	69	3/25/2011	34,012,299.88	1,625,141.94
24	6/25/2007	37,441,000.00	0.00	70	4/25/2011	32,387,157.94	1,575,307.35
25	7/25/2007	37,441,000.00	0.00	71	5/25/2011	30,811,850.59	1,526,882.36
26	8/25/2007	37,441,000.00	0.00	72	6/25/2011	29,284,968.23	911,121.71
27	9/25/2007	37,441,000.00	0.00	73	7/25/2011	28,373,846.52	667,539.84
28	10/25/2007	37,441,000.00	0.00	74	8/25/2011	27,706,306.68	652,345.64
29	11/25/2007	37,441,000.00	0.00	75	9/25/2011	27,053,961.04	637,490.53
30	12/25/2007	37,441,000.00	0.00	76	10/25/2011	26,416,470.51	622,967.04
31	1/25/2008	37,441,000.00	0.00	77	11/25/2011	25,793,503.47	608,767.85
32	2/25/2008	37,441,000.00	0.00	78	12/25/2011	25,184,735.62	594,885.82
33	3/25/2008	37,441,000.00	0.00	79	1/25/2012	24,589,849.81	581,313.94
34	4/25/2008	37,441,000.00	0.00	80	2/25/2012	24,008,535.87	568,045.38
35	5/25/2008	37,441,000.00	0.00	81	3/25/2012	23,440,490.49	23,440,490.49
36	6/25/2008	37,441,000.00	0.00
37	7/25/2008	37,441,000.00	0.00
38	8/25/2008	37,441,000.00	0.00
39	9/25/2008	37,441,000.00	0.00
40	10/25/2008	37,441,000.00	0.00
41	11/25/2008	37,441,000.00	0.00
42	12/25/2008	37,441,000.00	0.00
43	1/25/2009	37,441,000.00	0.00
44	2/25/2009	37,441,000.00	0.00
45	3/25/2009	37,441,000.00	0.00
46	4/25/2009	37,441,000.00	0.00

Run at Pricing Speed to Call

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no represent  ation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2005-C

Assumptions
Loss Severity	50%
Recovery Delay	12 months
Trigger	Fail
LIBOR	Forward LIBOR
Run to	Maturity
Defaults are in addition to prepayments

Class B-2
	25% CPR	40% CPR	60% CPR
CDR Break (%)	7.6%	7.0%	6.5%
Cum Loss (%)	10.57%	6.22%	3.50%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2005-C

Assumptions
Loss Severity	60%
Recovery Delay	12 months
Trigger	Fails on Day 1
Run to	Maturity
Defaults are in addition to prepayments
"Break" occurs when bond receives first dollar of writedown

Class M-3
LIBOR	Fwd + 200	Fwd + 200	Fwd + 200	Fwd + 300	Fwd - 100
Prepays (Fix/Adj)	23 HEP / 40 CPR	35 HEP / 55 CPR	15 HEP / 30 CPR	15 HEP / 55 CPR	35 HEP / 55 CPR
CDR Break	12.9	16.5	11.0	12.8	21.2
Cum Loss %	14.45	12.78	16.59	12.48	15.76
WAL	8.77	5.94	11.83	9.72	5.58
Mod Dur @par	6.43	4.77	7.90	6.55	5.00

Class M-4
LIBOR	Fwd + 200	Fwd + 200	Fwd + 200	Fwd + 300	Fwd - 100
Prepays (Fix/Adj)	23 HEP / 40 CPR	35 HEP / 55 CPR	15 HEP / 30 CPR	15 HEP / 55 CPR	35 HEP / 55 CPR
CDR Break	10.9	13.7	9.5	10.3	18.1
Cum Loss %	12.60	10.89	14.82	10.49	13.82
WAL	9.36	6.36	12.63	10.86	5.92
Mod Dur @par	6.69	5.01	8.17	6.97	5.23

Class M-7
LIBOR	Fwd + 200	Fwd + 200	Fwd + 200	Fwd + 300	Fwd - 100
Prepays (Fix/Adj)	23 HEP / 40 CPR	35 HEP / 55 CPR	15 HEP / 30 CPR	15 HEP / 55 CPR	35 HEP / 55 CPR
CDR Break	6.3	7.1	6.1	4.9	11.2
Cum Loss %	7.86	6.02	10.33	5.57	9.12
WAL	11.24	7.63	15.25	14.64	7.12
Mod Dur @par	7.34	5.63	8.76	8.06	5.98

Class B-1
LIBOR	Fwd + 200	Fwd + 200	Fwd + 200	Fwd + 300	Fwd - 100
Prepays (Fix/Adj)	23 HEP / 40 CPR	35 HEP / 55 CPR	15 HEP / 30 CPR	15 HEP / 55 CPR	35 HEP / 55 CPR
CDR Break	4.8	5.0	5.0	3.3	9.0
Cum Loss %	6.15	4.34	8.71	3.89	7.49
WAL	11.29	7.70	15.40	15.16	7.19
Mod Dur @par	7.33	5.65	8.76	8.17	6.00

Class B-2
LIBOR	Fwd + 200	Fwd + 200	Fwd + 200	Fwd + 300	Fwd - 100
Prepays (Fix/Adj)	23 HEP / 40 CPR	35 HEP / 55 CPR	15 HEP / 30 CPR	15 HEP / 55 CPR	35 HEP / 55 CPR
CDR Break	3.5	2.9	4.0	2.0	6.8
Cum Loss %	4.59	2.57	7.16	2.43	5.78
WAL	11.74	7.86	15.74	16.12	7.32
Mod Dur @par	7.36	5.66	8.66	8.22	5.98

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2005-C

Assumptions
No Losses
Static LIBOR

Class AV-1

	5 CPR	10 CPR	15 CPR	25 CPR
WAL	3.34	1.80	1.23	0.76
Prin Window	1 to 87	1 to 48	1 to 32	1 to 19

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2005-C

Assumptions
No Losses
Static LIBOR

	5 CPR		10 CPR
Bond	WAL	Prin Window	WAL	Prin Window
AF-1	2.81	1 to 77	1.61	1 to 43
AV-1	3.81	1 to 93	2.09	1 to 57

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2005-C

Assumptions
Prepay Speed	Pricing
Loss Severity	50%
Recovery Delay	12 months
Trigger	Fail
Run to	Maturity
LIBOR	Fwd LIBOR
Defaults are in addition to prepayments
CDR % Reflects Scenario where the M-1 bond is written down to 0

Class	CDR (%)	Cum Loss (%)	AF-5 WAL
M-1	30.5	27.33	3.61

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2005-C

Assumptions
FRM PPC	4% - 23% CPR months 1 - 12; 23% CPR months thereafter
ARM PPC	4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22; 50% CPR months 23-27; 27% CPR month 28 and thereafter
Recovery Delay	12 months
Trigger	Fail
Run to	Maturity
Defaults are in addition to prepayments

Class M-3
	Forward Libor						Libor flat for 12 months, then + 400 bp
	Severity: 40%			Severity: 65%			Severity: 40%			Severity: 65%
PPC	CDR (%)	Cum Loss (%)	WAL (Yrs)	CDR (%)	Cum Loss (%)	WAL (Yrs)	CDR (%)	Cum Loss (%)	WAL (Yrs)	CDR (%)	Cum Loss (%)	WAL (Yrs)
75%	20.2	20.42	10.79	11.3	22.88	13.81	17.2	18.60	11.76	9.8	20.71	14.59
100%	22.0	18.48	8.82	12.3	19.96	10.89	19.0	16.79	9.45	10.7	17.95	11.34
135%	24.6	16.67	6.83	13.8	17.35	8.10	21.8	15.26	7.14	12.3	15.79	8.35

Class M-6
	Forward Libor						Libor flat for 12 months, then + 400 bp
	Severity: 40%			Severity: 65%			Severity: 40%			Severity: 65%
PPC	CDR (%)	Cum Loss (%)	WAL (Yrs)	CDR (%)	Cum Loss (%)	WAL (Yrs)	CDR (%)	Cum Loss (%)	WAL (Yrs)	CDR (%)	Cum Loss (%)	WAL (Yrs)
75%	14.1	16.37	13.23	8.3	18.24	15.62	11.6	14.38	14.34	7.0	16.03	16.64
100%	14.7	14.02	10.80	8.6	15.05	12.37	12.1	12.14	11.54	7.2	13.01	13.02
135%	15.6	15.60	8.30	9.2	12.33	9.32	13.1	10.24	8.70	7.8	10.68	9.66

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2005-C

Assumptions
Prepay Speed	Pricing
Loss Severity	60%
Recovery Delay	6 months
Trigger	Fail
Run to	Maturity
Defaults are in addition to prepayments

	Forward Libor		Forward Libor + 200 bp
Class	CDR (%)	Cum Loss (%)	CDR (%)	Cum Loss (%)
M-1	18.0	23.25	15.4	20.79
M-2	15.0	20.37	12.5	17.75
M-3	13.3	18.61	10.9	15.94
M-4	11.7	16.85	9.4	14.15
M-5	10.4	15.34	8.2	12.63
M-6	9.2	13.89	7.0	11.05
M-7	8.1	12.49	6.0	9.66
B-1	6.9	10.90	4.9	8.08
B-2	5.8	9.37	3.0	5.15

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Centex 2005-C

Assumptions
Prepay Speed	See PPC Curves
Severity	FRM / ARM - 45% / 40%
Default Curves	See CDR Curves
Recovery Delay	12 months
Trigger	Fail
Run to	Maturity
Defaults are in addition to prepayments

Class M-7			WAMCO FRM PPC Curve		WAMCO FRM CDR Curve
	Static	Fwd LIBOR	Pd	Value	Pd	Value
% of CDR Curve	311	288	1	2.0	1	0.0
Cum Loss (%)	13.20	12.48	18	15.0	24	4.0
			360	15.0	108	2.0
					360	2.0

			WAMCO ARM PPC Curve		WAMCO ARM CDR Curve
			Pd	Value	Pd	Value
			1	4.0	1	0.0
			12	25.0	30	9.0
			24	30.0	114	4.5
			25	60.0	360	4.5
			30	60.0
			31	50.0
			36	50.0
			37	40.0
			42	40.0
			43	35.0
			48	35.0
			49	30.0
			360	30.0

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy  any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may pertain to securities that ultimately are not sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.  The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.  This material is furnished solely by the Underwriter and not by the issuer of the securities.  The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material.  The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.